                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


          SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 27, 1998, among CAF HOLDINGS, INC. ("Holdings"), COLLINS & AIKMAN FLOORCOVERINGS, INC. (the Borrower"), the financial institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent for the Banks (in such capacity, the "Agent"). All capitalized items used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 6, 1997 (as amended, modified or supplemented to the date thereof, the "Credit Agreement");

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.     Amendments and Consents to Credit Agreement.
       --------------------------------------------

          1. Section 1.08 of the Credit Agreement is hereby amended by (i) deleting the words "Applicable Margin" appearing in clause (a) of said Section and (ii) inserting the words "Applicable Base Rate Margin" in lieu thereof.

          2.   Section 1.08 of the Credit Agreement is hereby further amended by
(i) deleting the words "Applicable Margin" appearing in clause (b) thereof and
(ii) inserting the words "Applicable Eurodollar Margin" in lieu thereof.

          3. Section 2.03 of the Credit Agreement is hereby amended by (i) deleting the words "Applicable Margin for Base Rate Loans" each place where they appear therein and (ii) inserting the words "Applicable Base Rate Margin" in lieu thereof.

          4. Section 3.01 of the Credit Agreement is hereby amended by (i) deleting the words "of 1/2 of 1% per annum" appearing in clause (a) thereof and
(ii) inserting the words "for each day equal to the Applicable Commitment Fee Percentage" in lieu thereof.

          5.   Section 3.01 of the Credit Agreement is hereby further amended by
(i) deleting the words "Applicable Margin for Eurodollar Loans" appearing in clause (b) thereof and (ii) inserting the words "Applicable Eurodollar Margin" in lieu thereof.

          6. Section 10 of the Credit Agreement is hereby amended by (i) deleting the definition of "Applicable Margin" appearing therein and (ii) inserting the following definitions in lieu thereof:

               "Applicable Base Rate Margin" shall mean, during any Applicable Period, the respective percentage per annum set forth in clause (A),
          (B), (C), (D) or (E) below if, but only if, as of the Test Date with respect to such Applicable Period the condition set forth in clause
          (A), (B), (C), (D) or (E) below, as the case may be, is met:

                   (A)  1,500% if, as of the Test Date the Leverage Ratio for
               the Test Period ended on such Test Date shall be 4.75:1.00 or greater;
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                   (B)  1.250% if, but only if, as of the Test Date the Leverage
               Ratio for the Test Period ended on such Test Date shall be less than 4.75:1.00 and none of the conditions set forth in clauses
               (C), (D) or (E) below is satisfied;

                   (C) 1.000% if, but only if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.25:1.00 and neither of the conditions set forth in clause
               (D) or (E) below, as the case may be, is satisfied;

                   (D) .750% if, but only if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.75:1.00 and the condition set forth in clause (E) below is not satisfied; or

                   (E) .500% if, but only if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.00:1.00.

               Notwithstanding anything to the contrary contained above in this definition, the Applicable Base Rate Margin shall be 1.500% at any time when (x) an Event of Default shall exist or (y) financial statements have not been delivered when required pursuant to Section 7.01(b) or (c), as the case may be.

               "Applicable Commitment Fee Percentage" shall mean, during any Applicable Period, the respective percentage per annum set forth in clause (A), (B), (C) or (D) below if, and only if, as of the Test Date with respect to such Applicable Period the condition set forth in clause (A), (B), (C) or (D) below, as the case may be, is met:

                   (A) .500% if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be 4.25:1.00 or greater;

                   (B) .450% if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.25:1.00 and neither of the condition set forth in clause (C) or (D) below, as the case may be, is satisfied;

                   (C) .400% if, but only if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.75:1.00 and the condition set forth in clause (D) below is not satisfied; or

                   (D) .375% if, but only if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.00:1.00.

               Notwithstanding anything to the contrary contained above in this definition, the Applicable Commitment Fee Percentage shall be .500% at all times when (x) an Event of Default shall exist or (y) financial statements have not been delivered when required pursuant to Section 7.01(b) or (c), as the case may be.

               "Applicable Eurodollar Margin" shall mean, during any Applicable Period, the respective percentage per annum set forth in clause (A),
          (B), (C), (D) or (E) below if, but only if, as of the Test Date with the respect to such Applicable Period the condition set forth in clause (A), (B), (C), (D) or (E) below, as the case may be, is met:

                   (A) 2.500% if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be 4.75:1.00 or greater;

                   (B) 2.250% if, but only if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.75:1.00 and none of the conditions set forth in clause
               (C), (D) or (E) is satisfied;

                   (C) 2.000% if, but only if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.25:1.00 and neither of the conditions set forth in clause
               (D) or (E) below, as the case may be, is satisfied;

                   (D) 1.750% if, but only if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.75:1.00 and the condition set forth in clause (E) below is not satisfied; or

                   (E) 1.500% if, but only if, as of the Test Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than 3:00:1.00.

               Notwithstanding anything to the contrary contained above in this definition, the Applicable Eurodollar Margin shall be 2.500% at any time when (x) an Event of Default shall exist or (y) financial statements have not been delivered when required pursuant to Section 7.01(b) or (c), as the case may be.

               "Applicable Period" shall mean each period which shall commence on a date on which the financial statements are delivered pursuant to
          Section 7.01(b) or (c), as the case may be, and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 7.01(b) or (c), as the case may be, and
          (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 7.01(b) or (c), as the case may be.

          7. Section 10 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

              "Start Date" shall mean the first day of any Applicable Period.

          8. Section 10 of the Credit Agreement is hereby amended by inserting the following new definition in appropriate alphabetical order:

              "Test Date" shall mean, with respect to any Applicable Period, the last day of the most recent fiscal quarter or fiscal year, as the case may be, ended immediately prior to the Start Date with respect to such Applicable Period.

          9.  Section 10 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing just before clause (b) in the first sentence of the definition of "Test Period", (ii) inserting a comma in lieu thereof and (iii) inserting the following clause at the end of the first sentence thereof after the word "period";

              "and (c) for purposes of the definitions of Applicable Base
               Rate Margin, Applicable Commitment Fee Percentage and Applicable Eurodollar Margin, and for the definition of Leverage Ratio as such definition is used in the foregoing definitions, each period of four consecutive fiscal quarters then last ended."


II.  Miscellaneous Provision.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

               (a) no Default or Event of Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Amendment; and

               (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment, which the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executive and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) each of Holdings, the Borrower and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and (ii) the Borrower shall have paid to the Agent for distribution to each Bank which has signed a counterpart hereof on or prior to June 10, 1998, an amendment fee equal to 1/10 of 1% of the sum of the (A) Revolving Loan Commitment and (B) outstanding Term Loans of such Bank.

          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                 *     *     *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                          CAF HOLDINGS, INC.


                                          BY:  /s/  Stephen M. Burns
                                               ---------------------
                                               Stephen M. Burns
                                               Title:   Director



                                          COLLINS & AIKMAN FLOORCOVERINGS INC.

                                          BY:  /s/  Darrel V. McCay
                                               --------------------
                                               Darrel V. McCay
                                               Title:  Vice President and
                                                       Chief Financial Officer



                                          BANKERS TRUST COMPANY
                                          Individually and as Agent

                                          BY:  /s/  Mary Kay Coyle
                                               -------------------
                                               Mary Kay Coyle
                                               Title:  Managing Director


                                          FIRST SOURCE FINANCIAL LLP BY:
                                           FIRST SOURCE FINANCIAL, INC.
                                           ITS AGENT MANAGER

                                          BY:  /s/  David C. Wagner
                                               --------------------
                                               David C. Wagner
                                               Title:  Vice President


                                          HELLER FINANCIAL, INC.

                                          BY:  /s/  Tamara L. Rulhm
                                               --------------------
                                               Tamara L. Rulhm
                                               Title:  Assistant Vice President


                                          LASALLE NATIONAL BANK

                                          BY:  /s/  Richard G. Maier
                                               ---------------------
                                               Richard G. Maier
                                               Title:  Vice President

                                          BANK OF BOSTON, N.A.

                                          BY:  /s/  Gregory R. D. Clark
                                               ------------------------
                                               Gregory R. D. Clark
                                               Title:  Managing Director


                                          FIRST UNION NATIONAL BANK,
                                           SUCCESSOR BY MERGER TO:
                                           CORESTATES BANK, N.A.

                                          BY:  /s/  Joan Anderson
                                               ------------------
                                               Joan Anderson
                                               Title:  Vice President



                                          LTCB TRUST COMPANY

                                          BY:  /s/  Rebecca J. S. Silleit
                                               --------------------------
                                               Rebecca J. S. Silleit
                                               Title:  Sr. Vice President


                                          SANWA BUSINES CREDIT CORPORATION

                                          BY:  /s/  Stanley Kamiski
                                               --------------------
                                               Stanley Kamiski
                                               Title:  Vice President


                                          SENIOR DEBT PORTFOLIO

                                          BY:  /s/  Payson F. Swaffield
                                               ------------------------
                                               Payson F. Swaffield
                                               Title:  Vice President


                                          WACHOVIA BANK OF GEORGIA, N.A.

                                          BY:  /s/  Richard E. S. Bowen
                                               ------------------------
                                               Richard E. S. Bowen
                                               Title:  Assistant Vice President